Fees Summary	Feb. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,000,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	141,389.17
Total Offset Amount	0.00
Net Fee	$ 141,389.17
Final Prospectus	false